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                                                                    EXHIBIT 10.1


                                SUBSCRIPTION AGREEMENT


              THE SECURITIES OFFERED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE "ACT"), AND NO INTEREST THEREIN MAY BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO REGISTRATION UNDER OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT.


                             AMERICAN UNITED GLOBAL, INC.
                7% Series B-2 Convertible Preferred Stock and Warrants


         THIS SECURITIES SUBSCRIPTION AGREEMENT dated January 3,
1997 (this "Agreement"), is executed in reliance upon the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Act"). Capitalized terms used herein and not defined shall have the meaning given to them in said Section 4(2) or the rules and regulations promulgated pursuant thereto.

         THIS AGREEMENT has been executed by the undersigned
("Buyer") in connection with the private placement of 7% Series B-2 Convertible Preferred Stock of American United Global, Inc., a corporation organized under the laws of the State of Delaware ("Seller") and certain related warrants. Buyer and Seller hereby agree with each other as follows:

         1.   AGREEMENT TO SUBSCRIBE; PURCHASE PRICE.

         (a) SUBSCRIPTION. The undersigned Buyer hereby subscribes for and agrees to purchase that number of shares of the Seller's Series B-2 Convertible Preferred Stock (the Series B-2 Convertible Preferred Stock being hereinafter referred to as the "Preferred Shares"), par value $0.01 per share (which shares are convertible on the terms and conditions set forth in the instruments governing the Preferred Shares into a certain number of shares (the "AUGI Conversion Shares") of the common stock of the Seller, $0.01 par value per share (the "AUGI Common Stock")). The undersigned Buyer also hereby subscribes for and agrees to purchase a certain number of warrants (the "AUGI Warrants") to purchase a certain number of shares (the "AUGI Warrant Shares") of the AUGI Common Stock. Pursuant to SECTION 3(O)(B) of this Subscription Agreement, the Buyer also shall have the right, on the terms and conditions set forth in said
SECTION 3(O)(B), to acquire a certain number of warrants (the "eXodus Warrants") to purchase a certain number of shares (the "eXodus Warrant Shares") of the common stock (the "eXodus Common

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Stock") of eXodus Technologies, Inc. ("eXodus"), a corporation which is a subsidiary of the Seller. The Preferred Shares, the AUGI Conversion Shares, the AUGI Warrants, and the AUGI Warrant Shares and, if they become issuable in the future in accordance with the terms of SECTION 3(O)(B) of this Subscription Agreement, the eXodus Warrants and the eXodus Warrant Shares, are sometimes hereinafter referred to as the "Securities". The number of shares of Preferred Shares and the number of AUGI Warrants the Buyer hereby subscribes for and agrees to purchase are set forth below Buyer's name on the signature page hereof, and the aggregate purchase price (the "Purchase Price") for such number of Preferred Shares and AUGI Warrants (NOT including the additional price to be paid in order to exercise the AUGI Warrants or to acquire and exercise the eXodus Warrants, should the same become issuable) is also set forth below Buyer's name on the signature page hereof.

         (b) PAYMENT. The Purchase Price for the Preferred Shares shall be payable at closing by delivering to the Seller's account immediately available funds in United States Dollars by wire transfer for closing against delivery of securities.

         (c) CLOSING. Subject to the satisfaction of the conditions set forth in SECTIONS 7 and 8 hereof, the closing of the transactions contemplated by this Agreement shall occur on January 6, 1997, or such earlier or later date as is mutually agreed to in writing by the Buyer and the Seller (the "Closing Date").

          2.   BUYER REPRESENTATIONS; ACCESS TO INFORMATION.

         (a) PRIVATE TRANSACTION. In connection with the purchase and sale of the Securities, Buyer represents and warrants to, and covenants and agrees with, Seller as follows:

              (i)    Buyer is one of the following:

                        A. an investment company as defined in Section 3(a) of the Investment Company Act of 1940 which is exempt from registration pursuant to Section 3(c)(1) of such Act, and each of the equity owners therein is an individual whose net worth as of the date hereof exceeds $1,000,000; or

                        B. a partnership, corporation, or a Massachusetts or similar business trust (i) which has a net worth as of the date hereof in excess of $1,000,000, (ii) which is neither an investment company as defined in Section 3(a) of the Investment Company Act of 1940 which is required to be registered under such Act nor an investment company as so defined which is exempt from registration pursuant to Section 3(c)(1) of such

                             - Page 2 -Subscription Agt.

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         Act and was not formed for the specific purpose of acquiring the
         Securities and has total assets as of the date hereof in excess of $5,000,000.

         (b) Buyer (or its Purchaser Representative, if any, who has been designated by it and whose name and address, if one has been so designated, appears below Buyer's signature on the signature page hereof) is entering into this Agreement relying solely on the facts and terms set forth in this Agreement and the "SEC Documents" (as defined below), given to it by Seller, and Buyer has received copies of all such documents and Seller has not made any representations of any kind or nature to induce Buyer to enter into this Agreement except as specifically set forth in such documents;

         (c) Buyer (or such Purchaser Representative) has made an investigation of the pertinent facts relating to the operation of Seller;

         (d) Buyer (or such Purchaser Representative) has such knowledge and experience in financial and business matters generally and of this nature in particular that Buyer is capable of evaluating the merits and risks of an investment in Seller. Buyer has adequate means of providing for Buyer's current needs and contingencies, and has no need for liquidity of the investment being made hereby, and Buyer is able to bear the economic burden of holding the investment contemplated hereby indefinitely, and to bear the economic risk of a complete loss of Buyer's investment in the Seller;

         (e) Buyer understands that the Securities have not been registered under the Act nor pursuant to the provisions of the securities or other laws of any applicable jurisdiction, and that the Securities must be held by the Buyer indefinitely, and neither the Securities or any interest therein may be sold, transferred, or disposed of (i) unless a registration statement with respect to such Securities has become effective under the Act, or (ii) an exemption from such registration is available under the circumstances of the applicable transaction and the Company has been furnished with an opinion of counsel, satisfactory in form and substance to it, that such registration is not required, and that the certificates evidencing the Securities will bear a legend to such effect;

         (f) No person is acting or authorized to act as Buyer's Purchaser Representative in connection with Buyer's purchase of the Securities, except the person, if any, set forth on the signature page of this Agreement as Buyer's Purchaser Representative;

                             - Page 3 -Subscription Agt.


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         (g)  This Agreement has been duly authorized, validly executed and delivered on behalf of Buyer and is a valid and binding agreement enforceable against Buyer in accordance with its terms;

         (h) The execution and delivery of this Agreement and the consummation of the purchase of the Securities, and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by Buyer of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws (or similar constructive documents) of Buyer or any indenture, mortgage, deed of trust, or other material agreement or instrument to which Buyer is a party or by which Buyer or any of Buyer's properties or assets are bound, or any existing applicable law, rule or regulation of the United States or any State thereof or any applicable decree, judgment or order of any Federal or State court, or State regulatory body, administrative agency or other United States governmental body having jurisdiction over Buyer or any of Buyer's properties or assets;

         (i) All invitations, offers and sales of or in respect of, any of the Securities, by Buyer and any distribution by Buyer of any documents relating to any offer by Buyer of any of the Securities will be in compliance with applicable laws and regulations and will be made in such a manner that no prospectus need be filed and no other filing need be made by Seller with any regulatory authority or stock exchange in any country or any political sub-division of any country;

         (j) Buyer is acquiring the Securities for its own account and not as nominee for any person or entity, and is acquiring the Preferred Shares and the AUGI Warrants and, if Buyer should acquire any of the same, the other Securities, for investment and not with a view toward the resale, transfer, or other distribution, or subdivision or other fractionalization of the same. However, if Buyer should ever seek to sell, transfer, or otherwise dispose of any of the Securities in the future, Buyer will not make any offer or sale of any of the Securities by any means which would not comply with the laws and regulations of the territory in which such offer or sale takes place or to which such offer or sale is subject or which would in connection with any such offer or sale impose upon Seller any obligation to satisfy any public filing or registration requirement or to provide or publish any information of any kind whatsoever or otherwise undertake or become obliged to do any act;

         (k) Buyer understands that no Federal or State or foreign government agency has passed on or made any recommendation or endorsement of the Securities;

                             - Page 4 -Subscription Agt.


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         (l)  Buyer acknowledges that it and its advisors, if any, have been had full and sufficient opportunity to ask questions of the Seller concerning the terms and conditions of the offering of the Securities and regarding the business of the Seller and its subsidiaries and their respective businesses, and have been furnished with all materials relating to the business, finances and operations of Seller and its subsidiaries and all materials relating to the offer and sale of the Securities which have been requested by Buyer. Buyer further acknowledges that it and its advisors, if any, have received complete and satisfactory answers to such inquiries, but that Buyer has not received from or on behalf of the Seller any projections on which Buyer has relied by or concerning the Seller or its business, assets, properties, and securities other than reports, if any, included in the SEC Documents;

         (m) Buyer acknowledges that the purchase of the Securities involves a high degree of risk, including the total loss of Buyer's investment. Buyer has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Securities.

         3.   SELLER REPRESENTATIONS.

         Seller represents and warrants to Buyer as follows:

         (a) Seller has furnished Buyer with copies of the SEC Documents (as defined below);

         (b) Upon execution of this Agreement, Seller has and shall have authorized and reserved for issuance at all times that number of shares of Common Shares which would be issuable to the Buyer at any time upon tender of notice of conversion of the Preferred Shares and/or the exercise of the AUGI Warrants. Seller agrees that violation of this representation and warranty shall cause irreparable harm to Buyer, and shall entitle Buyer to seek an order of specific performance;

         (c) The Securities, when issued and delivered in accordance with their respective terms, will be duly and validly authorized and issued, fully-paid (assuming, with respect to AUGI Warrant Shares and eXodus Warrant Shares, payment of the exercise price therefor pursuant to the related AUGI Warrants and eXodus Warrants) and non-assessable and will not subject the holders thereof to personal liability by reason of being such holders. There are no preemptive rights of any shareholder of Seller with respect to the Securities;

         (d) This Agreement has been duly authorized, validly executed and delivered on behalf of Seller and is a valid and

                             - Page 5 -Subscription Agt.


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binding agreement enforceable against Seller in accordance with its terms;

         (e) The execution and delivery of this Agreement and the consummation of the issuance of the Securities and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by Seller of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws (or similar constructive documents) of Seller, or any indenture, mortgage, deed of trust or other material agreement or instrument to which Seller is a party or by which it or any of its properties or assets are bound, or any existing applicable decree, judgment or order of any court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over Seller or any of its properties or assets;

         (f) Seller is not aware of any authorization, approval or consent of any governmental body which is legally required for the issuance and sale of the Securities as contemplated by this Agreement except for the filing of the registration statement pursuant to the Act which is a condition precedent, set forth in the AUGI Warrant, to the offer of the eXodus Warrants to the Buyer in the future;

          (g) Upon conversion of the Preferred Shares and/or exercise of the AUGI Warrants, Seller will instruct its transfer agent to issue one or more certificates representing the applicable number of AUGI Conversion Shares or AUGI Warrant Shares, as the case may be, in the name of Buyer, with restrictive legends pertaining to the issuance of the same without registration under the Act, in such denominations as may be specified by Buyer prior to conversion. (In the event that the conditions precedent to the issuance of the eXodus Warrants are satisfied and Buyer acquires any of the same, Seller will cause eXodus to do the same upon exercise of any eXodus Warrants, which eXodus Warrants and the corresponding eXodus Warrant Shares shall bear a corresponding restrictive legend.) Seller further warrants that no such instructions other than these instructions, and instructions for a "stop transfer" until the end of the applicable restricted period have been given to the transfer agent and also warrants that, upon issuance, the AUGI Conversion Shares and the AUGI Warrant Shares shall otherwise be freely transferable on the books and records of Seller subject to compliance with Federal and State securities laws. Seller will notify the transfer agent of the Closing Date. Nothing in this Section shall affect in any way Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Securities;

         (h) Subject to the immediately preceding SUB-PARAGRAPH (G), Seller has taken no action that will affect in any way

                             - Page 6 -Subscription Agt.


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the running of the applicable restricted period with regard to the Buyer or the ability of Buyer to freely resell the Securities in accordance with applicable securities laws and this Agreement;

         (i) Seller will comply with all applicable securities laws with respect to the sale of the Securities, including but not limited to the filing of all reports required to be filed in connection therewith the Securities and Exchange Commission (the "SEC") or any stock exchange or NASDAQ or any other regulatory authority;

          (j) During the period from July 31, 1996 to the date hereof, Seller has filed its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and definitive proxy statements with respect to Seller's annual meetings of shareholders with the SEC (the "SEC Documents"), which are all the documents (other than preliminary material) that Seller was required to file with the SEC since such date. As of their respective dates, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and no material event has occurred since the filing on November 13, 1996 of Seller's 1996 Report on Form 10-K, and the related amendment on Form 10-KA filed on December 12, 1996 which could make any of the disclosures contained therein misleading. The financial statements of Seller included in the SEC Documents have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited financial statements, as may be permitted by Form 10-Q of the SEC) and such statements together with the notes thereto fairly present (subject in the case of unaudited financial statements, only to normal recurring year-end audit adjustments) the consolidated financial position of Seller and its consolidated subsidiaries as at the dates thereof and the consolidated results of their operations and changes in financial position for the periods then ended;

         (k) Neither Seller nor agents of the Seller have purchased any securities of the Seller in open market transactions on the NASDAQ for the 30 days immediately preceding the date of this Agreement;

         (l) This Agreement and the SEC Documents supplied by Seller to Buyer in connection herewith do not contain an untrue statement of a material fact nor omit to state a material fact necessary to make the statement therein not misleading;

                             - Page 7 -Subscription Agt.


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         (m)  As set forth in the Certificate of Designations for the
Preferred Shares, a copy of which is annexed as Exhibit "A" hereto, the material terms of the Preferred Shares are as follows:

              i.    $0.01 per share par value;

             ii.    liquidation preference $25.00 per share;

            iii. dividend 7.00% per annum, payable quarterly, in cash or in kind with additional shares of Preferred Shares, at the Seller's option;

             iv. Preferred Shares not previously converted into AUGI Conversion Shares shall be automatically converted into Conversion Shares at the end of three years from the Closing Date (December 31, 1999) at the conversion price described below;

              v. voting rights - none except in limited circumstances involving the authorization of additional shares of AUGI Common Stock or mergers or consolidations;

             vi.    convertible at option of holder:

                         (A)  34% 60 days after issuance;
                         (B)  67% in the aggregate 90 days after issuance; and
                         (C)  100% in the aggregate 120 days after issuance,

                    with share certificates tendered promptly after proper conversion by the holder.

            vii. all Preferred Shares are convertible, as aforesaid, into shares of AUGI Common Stock at a price equal to the LESSER of (A) or (B):

                           (A) 105% of the average daily closing bid price of the AUGI Common Stock as reported on The Nasdaq National Market or other national securities exchange for the ten (10) trading days (the "Average Price") immediately preceding the Closing Date (the "Closing Date Average Price"); PROVIDED, that if the Average Price immediately preceding the first anniversary of the Closing Date (the "Anniversary Average Price")

                             - Page 8 -Subscription Agt.


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                                shall be LESS than the Closing Date Average
                                Price, the conversion price set forth in this clause (A) shall be reset to equal 105% of the Anniversary Average Price; or

                           (B)  82.5% of the Average Price immediately
                                preceding the date any shares of
                                Preferred Shares are converted into AUGI
                                Common Stock (the "Conversion Date
                                Average Price");

           viii. In the event that the Average Price of the AUGI Common Stock calculated at any time on or after the date six
                    (6) months after the effective date of the Form S-3 registration statement of the Seller referred to below (the "Restriction Commencement Date"), and prior to the date of conversion, shall be $3.50 or less, the Seller shall have the right to RESTRICT the rights of the holders to convert the Preferred Shares into AUGI Common Stock in the manner provided below.

                           (A)  PERCENTAGE CONVERSIONS. Not more than
                                20% of the total number of shares of
                                Preferred Shares originally purchased by a holder may be converted into AUGI Common Stock in any interval of consecutive thirty (30) calendar days (a "Conversion Window"), with each such Conversion Window measured from the Restriction Commencement Date.

                           (B)  STANDSTILL. On not more than ONE
                                occasion in every six month period,
                                measured from the Restriction
                                Commencement Date, the Seller will have
                                the right to impose a 30-calendar day
                                "standstill" on the holders of the
                                Preferred Shares, pursuant to which they may NOT convert the Preferred Shares.

                                Such "standstill" right will be
                                implemented, as follows:

                                (i) if any holder elects to convert,
                                such holder shall notify the Seller by
                                hand or fax as to such holder's
                                intention to convert and

                             - Page 9 -Subscription Agt.

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                                the number of Preferred Shares to be
                                converted;

                                (ii) the Seller must respond by notice
                                by hand or by fax within 48 hours as to
                                whether the Seller wants to impose the
                                "standstill" (silence means that the
                                Seller will permit a conversion into
                                AUGI Common Stock). If the Seller gives timely notice of desiring the standstill it is good for 30 days from the date of notice. If the Seller approves a conversion or does not respond and holder does NOT convert the Preferred Shares into AUGI Common Stock within such 30 day period, the Seller's right to impose a standstill shall resume for the next 30 day period.

         (n) As set forth in the form of Warrant annexed hereto as Exhibit "B", the material terms of the AUGI Warrants are as follows:

              (i) Warrants, purchased for $0.01 per each share of AUGI Common Stock purchasable upon exercise thereof, shall be for the purchase of 35,000 shares of Common Stock of Seller for each $1 million of Preferred Shares or part thereof purchased by Buyer (subject to standard anti-dilution provisions);

              (ii)  Warrants shall expire five years from Closing Date;
         and

              (iii) Warrants are exercisable at any time prior to expiration for an exercise price per share of AUGI Common Stock equal to the Closing Date Average Price.

         (o) eXodus is a subsidiary of the Seller. Seller hereby covenants and agrees, in its capacity as the controlling shareholder of eXodus, to cause eXodus to perform such that, in the event of an initial public offering by eXodus of eXodus Common Stock, the Buyer shall have the right to purchase, for $0.01 per warrant to acquire one share of eXodus Common Stock, a number of eXodus Warrants on the following terms and conditions:

                   (A) the "eXodus IPO" shall be defined as the time at which eXodus shall consummate an initial public offering of eXodus Common Stock, alone or in combination with other eXodus securities, pur-

                             - Page 10 -Subscription Agt.


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              suant to a registration statement filed by eXodus pursuant to the
              Act and declared effective by the SEC;

                   (B) In the event that eXodus determines to engage in an eXodus IPO, eXodus shall cause to be mailed to the Buyer, at the Buyer's address for notices pursuant to this Subscription Agreement, not less than 30 days before filing any such registration statement written notice of its intention to do so and offer to the Buyer the right to purchase, effective upon the eXodus IPO, the number of eXodus Warrants calculated pursuant to PARAGRAPH 3(O)(C) of this Subscription Agreement. Failure by the Buyer to accept such offer in writing and make payment for the aforesaid eXodus Warrants within 25 days after the giving of such notice by eXodus shall cause the Buyer's right to acquire the eXodus Warrants to be terminated. Notwithstanding any notice by eXodus of its intention to engage in an eXodus IPO, or any acceptance by Buyer pursuant hereto, eXodus shall be under no obligation to continue its efforts to effect any such registration statement and may terminate or abandon the same at any time prior to the effective date of any such registration statement. If eXodus so terminates or abandons its effort to engage in an eXodus IPO, the right of Buyer to purchase eXodus Warrants pursuant to this PARAGRAPH 3(O)(B) upon the effectiveness of any eXodus IPO shall be revived, notwithstanding the Buyer's determination not to accept any such prior offer;

                   (C) the Buyer shall have the right to purchase, as aforesaid, the number of eXodus Warrants which would entitle the Buyer to purchase, in the aggregate, the number of shares of eXodus Common Stock equal to the number of shares of AUGI Warrant Common Stock which may be acquired upon exercise by the Buyer of the AUGI Warrants acquired by the Buyer pursuant to this Subscription Agreement (that is, eXodus Warrants for 35,000 shares of eXodus Common Stock for each $1,000,000 of Preferred Shares acquired by the Buyer pursuant to this Subscription Agreement), at an exercise price per share of eXodus Common
              Stock equal to the price per share at which the eXodus Common Stock is offered to the public in an eXodus IPO;

                   (D) each eXodus Warrant will be a five (5) year warrant (as calculated from the date of issuance thereof);

                             - Page 11 -Subscription Agt.


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                   (E)  The eXodus Warrants shall otherwise be on terms
              substantially identical to the AUGI Warrants;

                   (F) On the date hereof, the Seller and the Buyer are entering into a certain Registration Rights Agreement covering, among other things, certain registration rights and obligations of the Buyer in the event that the Buyer acquires eXodus Warrants, pursuant to which the shares of eXodus Common Stock issuable upon exercise of the eXodus Warrants shall be subject to customary piggyback registration rights and one demand registration right FOLLOWING completion of the eXodus IPO, but shall be subject to restrictions on sale pursuant to customary "lock-up agreements" (but in no event for more than 180 days) with the representative of the underwriters of the eXodus IPO on terms which shall be no less favorable to the holders of eXodus Warrants than similar agreements with the Seller and other eXodus stockholders at the time of the eXodus IPO.

         (p) Seller will as promptly as practicable (but, in any event, within thirty (30) days after the Closing Date) file at Seller's sole expense, a registration statement on Form S-3 under the Act (or in the event that Seller is ineligible to use Form S-3 such other form as Seller is eligible to use under the Act) (the "Registration Statement") covering the resale of the AUGI Conversion Common Shares issuable on conversion of the Preferred Shares and the AUGI Warrant Shares issuable upon exercise of the AUGI Warrants, and shall take all action reasonably necessary to qualify the AUGI Conversion Shares and the AUGI Warrant Shares under all applicable State "blue sky" laws PROVIDED, that in no event shall the Seller be required to take any action which would cause the Seller to be qualified to do business or acceptable to service of process for general purposes in any State. Any such registration statement shall remain effective for the period ending twenty four (24) months after the initial issuance of the Preferred Shares or until all of the AUGI Conversion Shares and the AUGI Warrant Shares are sold pursuant to the Registration Statement, whichever is earlier. The Seller shall provide the Buyer with such numbers of copies of the prospectus as shall be reasonably requested to facilitate the sale of the AUGI Conversion Shares pursuant to the Registration Statement;

         (q) Seller shall use its best efforts to cause the Registration Statement to be declared effective by the SEC within one hundred twenty (120) days after the Closing Date. In the event the Registration Statement is not declared effective by the SEC within such one hundred twenty (120) day

                             - Page 12 -Subscription Agt.

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period, the Seller shall pay liquidated damages in cash per day to the holders of the Preferred Shares, in the aggregate, equal to $5,000 per day until the Registration Statement is declared effective; PROVIDED, that if the Registration Statement has not been declared effective within one hundred fifty (150) days of the Closing Date, the Seller shall, following such one hundred fifty (150) day period, pay liquidated damages in cash per day, in the aggregate, equal to $10,000 per day or (a maximum of $300,000 per month) until the Registration Statement is declared effective. Notwithstanding the foregoing, if the Seller shall timely file such Registration Statement with the SEC, the one hundred twenty (120) and one hundred fifty (150) day time periods referred to above each shall be increased by one day for each day more than forty-five (45) days that the SEC does not furnish its complete comments on the initial filing of the Registration Statement by the Seller;

         (r) The execution and delivery of this Agreement and the consummation of the issuance of the Securities, and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by Seller of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of Seller, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which Seller is a party or by which Seller or any of its properties or assets are bound, or any existing applicable law, rule, or regulation of the United States or any State thereof or any applicable decree, judgment, or order of any Federal or State court, Federal or State regulatory body, administrative agency or other United States governmental body having jurisdiction over Seller or any of its properties or assets; and

         (s) Seller is not legally required to obtain any authorization, approval or consent of any governmental body for the issuance and sale of the Securities to Buyer pursuant to this Agreement, other than compliance with applicable securities laws as contemplated under this Subscription Agreement.

         4.   EXEMPTION; RELIANCE ON REPRESENTATIONS.

         Buyer understands that Seller is offering and selling the Securities pursuant to this Subscription Agreement without registering the same under the 1933 Act in reliance upon the representations and warranties of the Buyer hereunder as the basis for the availability of an exemption from registration under Section 4(2) of the Act.

                             - Page 13 -Subscription Agt.

         5.   TRANSFER AGENT INSTRUCTIONS.

         Upon the conversion of the Preferred Shares or the exercise of any AUGI Warrant, the holder thereof shall submit such Preferred Shares or Warrant, as the case may be, to Seller, and Seller shall, within three (3) business days of receipt of such Preferred Shares or AUGI Warrant, as the case may be, together with applicable properly completed documentation and payment (in the case of AUGI Warrants), instruct Seller's transfer agent to issue one or more certificates representing the number of shares of AUGI Common Stock into which the Preferred Shares are convertible in accordance with the provisions regarding conversion set forth in the Certificate of Designations or the AUGI Warrants, as the case may be. Seller shall cause eXodus to covenant to take similar actions with regard to the eXodus Warrants and the eXodus Warrant Shares if the same shall be issued. Nothing in this
SECTION 5, however, shall affect or limit in any way any holder's obligations and agreement to comply with all applicable securities laws upon resale of the Securities.

         6.   CONDITIONS TO SELLER'S OBLIGATION TO SELL.

         Seller's obligation to sell the Securities is conditioned upon:

         (a) The receipt and acceptance by Buyer of this Agreement and all related agreements as evidenced by execution of this Agreement and such agreements by Buyer and delivery of the same to the Seller.

         (b) Delivery to the Seller's account by wire transfer of the aggregate Purchase Price for the number Preferred Shares and AUGI Warrants set forth beneath the Buyer's name on the signature pages of this Subscription Agreement in immediately available funds in United States Dollars PROVIDED, that notwithstanding the foregoing the Buyer shall not be entitled to acquire the AUGI Warrant Shares, the eXodus Warrants, or the eXodus Warrant Shares without paying the additional consideration therefor set forth in this Subscription Agreement and otherwise complying with the terms and conditions of the instruments evidencing the same.

         (c) Compliance by the Buyer with all applicable securities laws pertaining to the offer and sale of the Preferred Shares and the AUGI Warrants (and, when the same are issued, the AUGI Conversion Shares, the eXodus Warrants and the eXodus Warrrant Shares).

         (d) Buyer's representations and warranties being true and accurate as of the Closing Date.

                             - Page 14 -Subscription Agt.

         (e) The absence of any action or threat of action, at law or in equity, arising out of or in connection with or relating to this Subscription Agreement or the transactions contemplated hereby, seeking to prohibit the consummation of, or materially alter the terms of, the same, or damages or other relief in respect of the same materially adverse to the Seller or eXodus.

         7.   CONDITIONS TO BUYER'S OBLIGATION TO PURCHASE.

         Buyer's obligation to purchase the Preferred Shares and the Warrants is conditioned on:

         (a) The receipt and acceptance by Seller of this Agreement and all related agreements as evidenced by execution of this Agreement and such agreements by the duly authorized officer of Seller.

         (b) Seller's representations and warranties being true and accurate as of the Closing Date.

         (c) Delivery (against payment to the Seller therefor in accordance with the terms and conditions of this Subscription Agreement) of the certificates evidencing the number of Preferred Shares and AUGI Warrants set forth beneath the Buyer's name on the signature pages of this Agreement to the Buyer at the Buyer's address set forth beneath the Buyer's name on the signature pages of this Agreement.

         (d) Compliance by the Seller with all applicable securities laws pertaining to the offer and sale of the Preferred Shares and the AUGI Warrants (and, when the same are issued, the AUGI Conversion Shares, the eXodus Warrants and the eXodus Warrrant Shares).

         (e) The absence of any action or threat of action, at law or in equity, arising out of or in connection with or relating to this Subscription Agreement or the transactions contemplated hereby, seeking to prohibit the consummation of, or materially alter the terms of, the same, or damages or other relief in respect of the same materially adverse to the Seller or eXodus.

          8.   NO SHAREHOLDER APPROVAL.

          Seller hereby agrees that from the Closing Date until the issuance of shares of AUGI Common Stock upon the conversion of the Preferred Shares or the exercise of the Warrants, Seller will not take any action which would require Seller to seek shareholder approval of such issuance. Seller shall at all times keep that number of shares available from its

                             - Page 15 -Subscription Agt.

authorized but unissued share capital for the purposes of those conversions or exercises.

         9.   MISCELLANEOUS.

         (a) Except as specifically referenced herein, this Agreement constitutes the entire contract between the parties, and neither party shall be liable or bound to the other in any manner by any warranties, representations or covenants except as specifically set forth herein. Any previous agreement among the parties related to the transactions described herein is superseded hereby. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto PROVIDED, that the Buyer may not assign any of its rights and obligations under this Subscription Agreement without the prior written consent of the Seller, which shall not be unreasonably withheld. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

         (b) All representations and warranties contained in this Agreement by Seller and Buyer shall survive the closing of the transactions contemplated by this Agreement.

         (c) This Agreement shall be construed in accordance with the internal laws of the State of New York. The parties agree to submit to the jurisdiction of the state and federal courts located in the Borough of Manhattan, City and State of New York, for the adjudication of any disputes arising out of or in connection herewith. This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

                             - Page 16 -Subscription Agt.

                   IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

                                  AMERICAN UNITED GLOBAL, INC.




                                  By: /s/ Robert M. Rubin

                                  Name:  Robert M. Rubin

                                  Title: President





                                  By:_____________________________

                                  Title:__________________________

                                  Tax I.D. #:

                                  Address:


                                            Attn:

                                  No. of Preferred Shares:




                                  No. of AUGI Warrants:




                                  Aggregate Purchase Price
                                  for Preferred Shares
                                  and AUGI Warrants:

                                  $


                             - Page 17 -Subscription Agt.

                   IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

                        AMERICAN UNITED GLOBAL, INC.


                        By:_____________________________

                        Name:__________________________

                        Title:__________________________

                        THE GALILEO FUND, L.P.

                        By: DDJ Galileo, LLC, its General Partner

                        By: /s/
                           -----------------------------

                        Title: Member

                        Tax I.D. #:  04-3258283
                                     -------------------

                        Address:  141 Linden Street, S-4
                                  Wellesley, MA  02181

                        Address for Delivery of Certificates:

                                  Goldman Sachs & Co.
                                  Attn.: Robin Harris, 44th Fl.
                                  One New York Plaza
                                  New York, N.Y.  10004
                                  Phone:  (212) 902-4108
                                  Facsimile:  (212) 902-0741

                        Securities to Be Registered in Following
                        Name:  Goldman Sachs & Company
                               FFC DDJ Galileo Fund, L.P.

                        No. of Preferred Shares:

                        112,800
                        ------------------------

                        No. of AUGI Warrants:

                        98,700
                        ------------------------

                        Aggregate Purchase Price
                        for Preferred Shares
                        and AUGI Warrants:

                        $2,820,987.00
                        ------------------------

                             - Page 17 -Subscription Agt.

                   IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

                        AMERICAN UNITED GLOBAL, INC.


                        By:_____________________________

                        Name:___________________________

                        Title:__________________________

                        CROCODILE I, LLC
                        By: DDJ Capital Management, Inc.
                        Pursuant to a Power of Attorney

                        By: /s/
                           -----------------------------

                        Title: Member
                              --------------------------

                        Tax I.D. #:  N/A
                                     -------------------

                        Address:  Crocodile I, LLC
                                  c/o DDJ Capital Management, LLC
                                  141 Linden Street, S-4
                                  Wellesley, MA  02181

                        Address for Delivery of Certificates:
                                  Goldman Sachs & Co.
                                  Attn.: Robin Harris, 44th Fl.
                                  One New York Plaza
                                  New York, N.Y.  10004
                                  Phone:  (212) 902-4108
                                  Facsimile:  (212) 902-0741

                        Securities to Be Registered in Following
                        Name:  Goldman Sachs & Company
                               FFC Crocodile I, LLC

                        No. of Preferred Shares:

                        3,600
                        ------------------------

                        No. of AUGI Warrants:

                        3,150
                        ------------------------

                        Aggregate Purchase Price
                        for Preferred Shares
                        and AUGI Warrants:

                        $90,031.50
                        ------------------------

                             - Page 17 -Subscription Agt.

                   IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

                        AMERICAN UNITED GLOBAL, INC.


                        By:_____________________________

                        Name:___________________________

                        Title:__________________________


                        KEPLER OVERSEAS CORP.
                        By: DDJ Capital Management, LLC
                        Pursuant to a Power of Attorney
                        By: /s/
                           -----------------------------

                        Title: Member
                              --------------------------

                        Tax I.D. #:

                        Address:  Kepler Overseas Corp.
                                  c/o Goldman Sachs (Cayman)
                                  Harbor Center, 2nd Fl.
                                  George Town
                                  Post Offfice Box 896
                                  Grand Cayman Islands

                        Address for Delivery of Certificates:
                                  Goldman Sachs & Co.
                                  Attn.: Robin Harris, 44th Fl.
                                  One New York Plaza
                                  New York, N.Y.  10004
                                  Phone:  (212) 902-4108
                                  Facsimile:  (212) 902-0741

                        No. of Preferred Shares:

                        3,600
                        ------------------------

                        No. of AUGI Warrants:

                        3,150
                        ------------------------

                        Aggregate Purchase Price
                        for Preferred Shares
                        and AUGI Warrants:
                        $90,031.50
                        ------------------------

                             - Page 17 -Subscription Agt.

                   IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

                        AMERICAN UNITED GLOBAL, INC.


                        By:_____________________________

                        Name:___________________________

                        Title:__________________________



                        KODIAK OPPORTUNITY OFFSHORE, LP



                        By: /s/ Lee E. Mikles
                               -------------------------

                        Title: Chairman
                               -------------------------

                        Tax I.D. #:  95-4596249
                                     -------------------

                        Address:  100 Wilshire Boulevard
                                  15th Floor
                                  Santa Monica, California  90401
                                  Attn:  Mr. Lee Mikles
                                        Mikles/Miller Management

                        No. of Preferred Shares:

                        3,840
                        ------------------------

                        No. of AUGI Warrants:

                        3,360
                        ------------------------


                        Aggregate Purchase Price
                        for Preferred Shares
                        and AUGI Warrants:

                        $96,033.60
                        ------------------------

                             - Page 17 -Subscription Agt.

                   IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

                        AMERICAN UNITED GLOBAL, INC.


                        By:_____________________________

                        Name:___________________________

                        Title:__________________________



                        KODIAK OPPORTUNITY LP



                        By: /s/ Lee E. Mikles
                               -------------------------

                        Title: Chairman
                               -------------------------

                        Tax I.D. #:  95-4596249
                                     -------------------

                        Address:  100 Wilshire Boulevard
                                  15th Floor
                                  Santa Monica, California  90401
                                  Attn:  Mr. Lee Mikles
                                        Mikles/Miller Management

                        No. of Preferred Shares:

                        3,840
                        ------------------------

                        No. of AUGI Warrants:

                        3,360
                        ------------------------


                        Aggregate Purchase Price
                        for Preferred Shares
                        and AUGI Warrants:

                        $96,033.60
                        ------------------------

                             - Page 17 -Subscription Agt.

                   IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

                        AMERICAN UNITED GLOBAL, INC.


                        By:_____________________________

                        Name:___________________________

                        Title:__________________________


                        KODIAK INTERNATIONAL LTD.



                        By: /s/ Lee E. Mikles
                           -------------------------------

                        Title: Investment Advisor

                        Tax I.D. #:  NONE
                                     ---------------------

                        Address:  c/o Kernco Trust
                                  2 Rue Jargonnant
                                  P.O. Box 6432
                                  1211 Geneva 6, Switzerland

                        Address for Notice:

                                  100 Wilshire Boulevard
                                  15th Floor
                                  Santa Monica, California  90401
                                  Attn:  Mr. Lee Mikles
                                        Mikles/Miller Management

                        No. of Preferred Shares:

                        26,880
                        ------------------------


                        No. of AUGI Warrants:

                        23,250
                        ------------------------


                        Aggregate Purchase Price
                        for Preferred Shares
                        and AUGI Warrants:

                        $672,235.20
                        ------------------------

                             - Page 17 -Subscription Agt.

                   IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

                        AMERICAN UNITED GLOBAL, INC.


                        By:_____________________________

                        Name:___________________________

                        Title:__________________________

                        KODIAK CAPITAL, L.P.



                        By: /s/  Lee E. Mikles
                           -------------------------------

                        Title: Chairman
                              ----------------------------

                        Tax I.D. #:  95-4396374
                                     ---------------------

                        Address:  100 Wilshire Boulevard
                                  15th Floor
                                  Santa Monica, California  90401
                                  Attn:  Mr. Lee Mikles
                                        Mikles/Miller Management

                        No. of Preferred Shares:

                        15,360
                        ------------------------


                        No. of AUGI Warrants:

                        13,440
                        ------------------------

                        Aggregate Purchase Price
                        for Preferred Shares
                        and AUGI Warrants:

                        $384,134.40
                        ------------------------

                             - Page 17 -Subscription Agt.

                   IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

                        AMERICAN UNITED GLOBAL, INC.


                        By:_____________________________

                        Name:___________________________

                        Title:__________________________



                        GOODLAND INTERNATIONAL INVESTMENT LTD.



                        By: /s/ Christiane Bosson
                           -----------------------------

                        Title: V P
                              --------------------------

                        Tax I.D. # NONE
                                   ---------------------

                        Address:  c/o Corner House
                                  20 Parliament Street
                                  Hamilton HM12 Bermuda
                                  Attention:  Mr. Geoff Tirman

                        No. of Preferred Shares:

                        140,000
                        ------------------------


                        No. of AUGI Warrants:

                        122,500
                        ------------------------


                        Aggregate Purchase Price
                        for Preferred Shares
                        and AUGI Warrants:

                        $3,501,225.00
                        ------------------------


                             - Page 17 -Subscription Agt.

                   IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

                        AMERICAN UNITED GLOBAL, INC.


                        By:_____________________________

                        Name:___________________________

                        Title:__________________________



                        WEYBURN OVERSEAS LTD.



                        By: /s/ Christiane Bosson
                          ------------------------------

                        Title: V P
                              --------------------------

                        Tax I.D. #:  NONE
                                     -------------------

                        Address:  c/o Corner House
                                  20 Parliament Street
                                  Hamilton HM12 Bermuda
                                  Attention:  Mr. Geoff Tirman

                        No. of Preferred Shares:

                        60,000
                        ------------------------


                        No. of AUGI Warrants:

                        52,500
                        ------------------------


                        Aggregate Purchase Price
                        for Preferred Shares
                        and AUGI Warrants:

                        $1,500,525.00
                        ------------------------

                             - Page 17 -Subscription Agt.

                   IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

                        Official Signatory of Seller:

                        AMERICAN UNITED GLOBAL, INC.


                        By:_____________________________

                        Name:___________________________

                        Title:__________________________


                        Official Signatory of Buyer:

                        PORTER PARTNERS LP



                        By: Jeffrey H. Porter/ /s/Jeffrey H. Porter
                           -----------------------------------------

                        Title: General Managing Partner
                              ----------------------------

                        Tax I.D. #:  94-3152540
                                     ---------------------

                        Address:  100 Shoreline
                                  Suite 211B
                                  Mill Valley, CA.  94941
                                  Attn:  Mr. Jeff Porter

                        No. of Preferred Shares:

                        26,000
                        ------------------------


                        No. of AUGI Warrants:

                        22,750
                        ------------------------

                        Aggregate Purchase Price
                        for Preferred Shares
                        and AUGI Warrants:

                        $650,210.00
                        ------------------------

                               [CONTINUED ON NEXT PAGE]

                             - Page 17 -Subscription Agt.

                   IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

                        AMERICAN UNITED GLOBAL, INC.


                        By:_____________________________

                        Name:___________________________

                        Title:__________________________



                        EDJ LIMITED



                        By: /s/ Patricia N. Sandford
                           -----------------------------

                        Title: President
                               -------------------------

                        Tax I.D. #:  NONE
                                     -------------------

                        Address:  c/o Deltec Panamerica
                                  Trust Co.
                                  Deltec House
                                  Lyford Cay
                                  Box N-3229
                                  Nassau, Bahamas
                                  Attn:  Ms. Patricia Sanford

                        No. of Preferred Shares:

                        6,000
                        ------------------------


                        No. of AUGI Warrants:

                        5,250
                        ------------------------

                        Aggregate Purchase Price
                        for Preferred Shares
                        and AUGI Warrants:

                        $150,052.50
                        ------------------------

                             - Page 17 -Subscription Agt.

                        Buyer's Purchaser Representative
                        (if one is designated by Buyer):

                        Name:

                        -------------------------

                        Title:

                        -------------------------

                        Address:


                        -------------------------


                        -------------------------


                        -------------------------



                        As to PARAGRAPH 3(O) and the last
                        sentence of SECTION 5 only,
                        acknowledged and agreed:

                        Official Signatory of eXodus:

                        eXodus TECHNOLOGIES, INC.



                        By:_____________________________

                        Title:__________________________


                             - Page 18 -Subscription Agt.

                        As to PARAGRAPH 3(O) and the last
                        sentence of SECTION 5 only,
                        acknowledged and agreed:

                        Official Signatory of eXodus:

                        eXodus TECHNOLOGIES, INC.



                        By: /s/ Robert M. Rubin
                           ----------------------------

                        Name: Robert M. Rubin
                             --------------------------

                        Title: Chairman
                              -------------------------


                             - Page 19 -Subscription Agt.